EXHIBIT 99.1

    Pursuant to Rule 13d-1(f)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.

                            THE AIRLIE GROUP L.P.,
                            a Delaware limited partnership

                            By:  EBD L.P.,
                                 a Delaware limited
                                 partnership, General
                                 Partner

                                 By:  TMT-FW, Inc.,
                                      a Texas corporation,
                                      General Partner


                                      By:/s/ W. R. Cotham
                                         W. R. Cotham,
                                         Vice President

                            EBD L.P.,
                            a Delaware limited partnership

                            By:  TMT-FW, Inc.,
                                 a Texas corporation,
                                 General Partner


                                 By:/s/ W. R. Cotham
                                    W. R. Cotham,
                                    Vice President


                            /s/ W. R. Cotham
                            W. R. Cotham,

                            Vice President of:
                                 TMT-FW, INC.
                                 THOMAS M. TAYLOR & CO.

                            Attorney-in-Fact for:
                                 DORT A. CAMERON III (1)
                                 THOMAS M. TAYLOR (2)
                                 DOUGLAS K. BRATTON (3)
                                 GEOFFREY P. RAYNOR (4)
                                 AIRLIE ASSOCIATES II (5)

(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Douglas K. Bratton previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Geoffrey P. Raynor previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham,et al., to act on behalf of Airlie Associates II previously has been filed with the Securities and Exchange Commission.